UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) January 31, 2007
                                                        -----------------

                              LINKWELL CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                        000-24977             65-1053546
-------------------------------------  ------------------  -------------------
    (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)                File Number)       Identification No.)

    No. 476 Hutai Branch Road, Baoshan District, Shanghai, China       200436
-------------------------------------------------------------       ----------
        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (86)21-56689332
                                                  -------------------


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         On January 31, 2007 Linkwell Corporation entered into a non-binding letter of intent with a Fortune 500 company under which it will acquire a 10% equity interest in Linkwell's subsidiary Shanghai Likang Disinfectant High-Tech Company, Limited ("Likang"). Likang, which is located in China, is involved in the development, manufacture, sale and distribution of disinfectant health care products primarily to the medical industry. The closing of the transaction is subject to certain conditions including the completion of satisfactory due diligence, approval by management of the acquiring company, approval, as required, by the Chinese government and execution of definitive agreements by the parties.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                         LINKWELL CORPORATION



                                                  By:  /s/ Xue Lian Bian
                                           ------------------------------------
        February 13, 2007               Xue Lian Bian, Chief Executive Officer